Exhibit 10.3

EXECUTION VERSION

GUARANTY

THIS GUARANTY (as it may hereafter be amended, supplemented, modified or restated from time to time, this “Guaranty”), dated as of April 15, 2015, is executed and delivered by Global Cash Access Holdings, Inc., a Delaware corporation (the “Parent”), and each Subsidiary that is a signatory hereto and any future Restricted Subsidiary (as each of the foregoing is defined in the Note Purchase Agreement defined below) that executes and delivers an Amendment hereto (each a “Guarantor” and, collectively, the “Guarantors”), in favor of Deutsche Bank Trust Company Americas acting in its capacity as Collateral Agent for the benefit of the Holders of the Notes (as defined in the Note Purchase Agreement) (in such capacity, together with any successor appointed pursuant to Section 21.7 of the Note Purchase Agreement, the “Collateral Agent”).

WHEREAS, certain Purchasers and the Collateral Agent are parties to that certain Note Purchase Agreement dated as of April 15, 2015 (as it may hereafter be amended, supplemented, modified or restated from time to time, the “Note Purchase Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined) with Global Cash Access, Inc., a Delaware corporation (the “Company”) and the Parent;

WHEREAS, each of the Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Note Purchase Agreement;

NOW, THEREFORE, in consideration of the foregoing and in order to induce the Purchasers to make the credit extensions contemplated under the Note Purchase Agreement, the Guarantors hereby agree, jointly and severally, as follows:

1.                                      Definitions and Construction.

(a)                                 Definitions.  The following terms, as used in this Guaranty, shall have the following meanings:

“Bankruptcy Code” shall mean the United States Bankruptcy Code.

“Beneficiaries” shall mean the Collateral Agent, the Purchasers and each other Holder of the Notes from time to time.

“Collateral” shall mean the property or assets described in Section 16 hereof.

“Guaranteed Obligations” shall mean the due and punctual payment of all Indebtedness owing by the Company and the other Note Parties.

“Indebtedness” shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed to the Beneficiaries by the Company and arising directly or indirectly out of or in connection with the Note Purchase Agreement, the Notes, or the other Note Documents (in each case as amended, supplemented, modified or restated from time to time), including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium (including any Applicable Premiums), fees, costs, expenses (including reasonable attorneys’ fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether the Company is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by the Beneficiaries.

(b)                                 Construction.  Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term “including” is not limiting, and the term “or” has the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty.  Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, supplements or restatements thereto or thereof, as applicable:  the Note Documents; the Note Purchase Agreement; this Guaranty; and the Notes.  Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against the Beneficiaries or any Guarantor, whether under any rule of construction or otherwise.  On the contrary, this Guaranty has been reviewed by the Guarantors, the Beneficiaries, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Beneficiaries and the Guarantors.

2.                                      Guaranteed Obligations.  Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guaranties to the Beneficiaries, as and for its own debt, until final and indefeasible payment thereof has been made, the due and punctual payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

Each Guarantor represents and warrants to the Beneficiaries that (i) neither this Guaranty nor any collateral security therefor has been given with an intent to hinder, delay or defraud any creditor of such Guarantor; (ii) such Guarantor is not engaged, or about to engage, in any business or transaction for which its assets (other than those necessary to satisfy its obligations under this Guaranty or those given as collateral security for such obligations) are unreasonably small in relation to the business or transaction, nor does such Guarantor intend to incur, or believe or reasonably should believe that it will incur, debts beyond its ability to pay as they become due; and (iii) such Guarantor is not insolvent at the time it gives this Guaranty, and the giving of this Guaranty and any collateral security provided in connection herewith will not result in such Guarantor becoming insolvent.  Each Guarantor hereby covenants and agrees that, as long as this

Guaranty remains in effect, such Guarantor (i) shall incur no indebtedness beyond its ability to repay the same in full in accordance with the terms thereof and (ii) shall not take any action, or suffer to occur any omission, which could give rise to a claim by any third party to set aside this Guaranty or any collateral given in connection herewith, or in any manner impair the Beneficiaries’ rights and privileges hereunder or thereunder.

3.                                      Continuing Guaranty.  This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part.  To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness.  If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Beneficiaries, (b) no such revocation shall apply to any Guaranteed Obligations in existence on the date that written notice of revocation has been received by Beneficiaries (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after the date that written notice of revocation has been received by Beneficiaries to the extent such Guaranteed Obligations were made or created pursuant to a legally binding commitment of Beneficiaries in existence on the date of such revocation, (d) no payment by any Guarantor, the Company, or from any other source, prior to the date of such revocation, shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by the Company or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligations of such Guarantor hereunder.

4.                                      Performance under this Guaranty.  In the event that the Company fails to make any payment of any Guaranteed Obligations on or before the due date thereof, each Guarantor immediately shall cause such payment to be made.

5.                                      Primary Obligations.  This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Notes.  Each Guarantor agrees that it is directly, jointly and severally with each other Guarantor, liable to the Beneficiaries, that the obligations of such Guarantor hereunder are independent of the obligations of the Company or any other Guarantor, and that a separate action may be brought against such Guarantor regardless of whether such action is brought against the Company or another Guarantor or whether the Company or any such other Guarantor is joined in such action.  Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiaries of whatever remedies they may have against the Company or any other Guarantor, or the enforcement of any lien or realization upon any security any Beneficiary may at any time possess.  Each Guarantor agrees that any release which may be given by the

Beneficiaries to Company or any other Guarantor shall not release such Guarantor.  Each Guarantor consents and agrees that the Beneficiaries shall be under no obligation to marshal any property or assets of the Company or any other Guarantor in favor of such Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

6.                                      Waivers.

(a)                                 Each Guarantor hereby waives:  (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Note Purchase Agreement, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to such Guarantor’s right to make inquiry of Collateral Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Company or of any other fact that might increase such Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument; (vi) notice of any Default or Event of Default under the Note Purchase Agreement; and (vii) all other notices (except if such notice is specifically required to be given to a Guarantor under this Guaranty or any other Note Document to which such Guarantor is party).

(b)                                 To the fullest extent permitted by applicable law, each Guarantor waives the right by statute or otherwise to require the Beneficiaries to institute suit against the Company or to exhaust any rights and remedies which the Beneficiaries have or may have against the Company.  In this regard, each Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the Beneficiaries by such Guarantor.  Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect thereof.

(c)                                  To the maximum extent permitted by law, each Guarantor hereby waives:  (i) any rights to assert against the Beneficiaries any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the Company or any other party liable to the Beneficiaries; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Beneficiaries; (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and (v) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties or requires the Beneficiaries to exhaust remedies against the Company prior to commencing any action or foreclosure against such Guarantor or its properties.

(d)                                 Each Guarantor agrees that so long as all or a portion of the Indebtedness or this Guaranty is secured by a deed of trust or mortgage covering interests in real property, the Beneficiaries, in their sole discretion, without notice or demand and without affecting the liability of such Guarantor under this Guaranty, may foreclose pursuant to the terms of the Note Purchase Agreement or otherwise the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale.  Each Guarantor understands that the exercise by the Beneficiaries of certain rights and remedies contained in the Note Purchase Agreement and any such deed of trust or mortgage may affect or eliminate such Guarantor’s right of subrogation against Company and that such Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder.  Nevertheless, each Guarantor hereby authorizes and empowers the Beneficiaries to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of such Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

(e)                                  (1) Notwithstanding anything to the contrary elsewhere contained herein or in any other Note Document, until full and final payment of the Guaranteed Obligations, each Guarantor hereby waives with respect to the Company and its respective successors and assigns (including any surety) and any other party any and all rights at law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Guarantor may have or hereafter acquire against the Company or any other party in connection with or as a result of the Company’s execution, delivery and/or performance of the Note Purchase Agreement or any other Note Document.  Each Guarantor agrees that it shall not have or assert any such rights against the Company or the Company’s successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Guarantor by the Company (as borrower or in any other capacity) or any other Person until the Guaranteed Obligations have been fully and finally repaid to the Beneficiaries.  Each Guarantor hereby acknowledges and agrees that this waiver is intended to benefit the Beneficiaries and shall not limit or otherwise affect any of the Company’s liability hereunder, under any other Note Document to which Company is a party, or the enforceability hereof or thereof.

(1)                                 To the extent any waiver of subrogation contained in subparagraph (e)(1) is unenforceable, each Guarantor shall, until the Guaranteed Obligations shall have been paid in full, withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Company or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Company, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Company, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Beneficiaries, and (b) any right of contribution such Guarantor may have against any other Guarantor.  Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Company or against any collateral or security, and any rights of contribution Guarantor may have against any such other Guarantor, shall be junior and subordinate to any rights the Collateral Agent or any Holders of the Notes may have against the Company, to all right, title and interest the Beneficiaries may have in any such collateral or security, and to any right the Beneficiaries may have against such other Guarantor.  The Collateral Agent, on behalf of the Holders of the Notes, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights any Guarantor may have, and upon any such disposition or sale any rights of subrogation the Guarantors may have shall terminate.  If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the Collateral Agent on behalf of the Holders of the Notes and shall forthwith be paid over to the Collateral Agent for the benefit of the Holders of the Notes to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the Note Purchase Agreement.

7.                                      Releases.  Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Beneficiaries may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Note Purchase Agreement, the Notes, or any of the other Note Documents or may grant other indulgences to the Company in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Note Purchase Agreement, the Notes, or any of the other Note Documents, or may, by action or inaction, release or substitute any other Guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations (including the Collateral) or any other guaranty of the Guaranteed Obligations, or any portion thereof.

8.                                      No Election.  Beneficiaries shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein and no election by Beneficiaries to proceed in one form of action or proceeding, or against any Guarantor or other party, or on any obligation, shall constitute a waiver of the Beneficiaries’ right to proceed in any other form of action or proceeding or against any other Guarantor or other parties unless the Beneficiaries have expressly waived such right in writing.  Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Beneficiaries under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of the Guarantors under this Guaranty except to the extent that the Beneficiaries finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

9.                                      Indefeasible Payment.  The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Beneficiaries are no longer subject to any right on the part of any person whomsoever, including the Company, the Company as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of the Company’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential.  In the event that, for any reason, all or any portion of such payments to the Beneficiaries is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and each Guarantor shall be liable for the full amount the Beneficiaries are required to repay plus any and all costs and expenses (including attorneys’ fees) paid by the Beneficiaries in connection therewith.

10.                               Financial Condition of the Company.  Each Guarantor represents and warrants to the Beneficiaries that it is currently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations.  Each Guarantor further represents and warrants to the Beneficiaries that it has read and understands the terms and conditions of the Note Purchase Agreement, the Notes, and the other Note Documents.  Each Guarantor hereby covenants that it will continue to keep itself informed of the Company’s financial condition, the financial condition of other Guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

11.                               Subordination.  Each Guarantor hereby agrees that any and all present and future indebtedness of the Company owing to such Guarantor is postponed in favor of and subordinated to payment in full of the Guaranteed Obligations.  Each Guarantor agrees that amounts paid over to the Beneficiaries pursuant to the subordination provisions of this Section 11 shall be separate and apart from, and shall not be credited to, the liability of such Guarantor pursuant to Section 2.

12.                               Payments; Application.  All payment to be made hereunder by any Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without setoff, deduction (whether for Taxes or otherwise) or counterclaim.  All payments made by any Guarantor hereunder shall be applied as follows:  first, to all reasonable costs and expenses (including attorneys’ fees) incurred by the Beneficiaries in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to the Beneficiaries constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

13.                               Attorneys’ Fees and Costs.  Each Guarantor agrees to pay, on demand, all reasonable and documented out-of-pocket attorneys’ fees and all other reasonable and documented out-of-pocket costs and expenses which may be incurred by the Beneficiaries in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought.

14.                               Notices.  All notices and other communications provided to any party hereto under this Guaranty shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

If to any Guarantor:	c/o Global Cash Access Holdings, Inc.
7250 S. Tenaya Way, Suite 100
Las Vegas, NV 89113
Attn: Randy Taylor, Chief Financial Officer
Facsimile number: 702-262-5039
Email: rtaylor@gcamail.com

With a copy to:	DLA Piper LLP (US)
1251 Avenue of the Americas, 27th Floor
New York, NY 10020
Attn: Jamie Knox, Esq.
Email: jamie.knox@dlapiper.com

If to Beneficiaries:	Deutsche Bank Trust Company Americas, as Collateral Agent
Trust & Agency Services
60 Wall Street, 16th Floor
Mail Stop: NYC60-1630
New York, New York 10005
Attn: Corporates Team Deal Manager — Global Cash Access, Inc.
Fax: 732-578-4635

With a copy to:

Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Trust & Agency Services
100 Plaza One, Mailstop JCY03-0699
Jersey City, New Jersey 07311
Attn: Corporates Team Deal Manager — Global Cash Access, Inc.
Fax: 732-578-4635

15.                               Cumulative Remedies.  No remedy under this Guaranty, the Note Purchase Agreement, the Notes, or any other Note Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, the Note Purchase Agreement, the Notes, or any other Note Document, and those provided by law.  No delay or omission by the Beneficiaries to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof.  No failure on the part of the Beneficiaries to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

16.                               Collateral.  The obligations of one or more of the Guarantors under this Guaranty may be secured as provided for in certain of the Note Documents that have been or will be executed by such Guarantor in favor of the Collateral Agent.

17.                               Severability of Provisions.  If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

18.                               Entire Agreement; Amendments.  This Guaranty constitutes the entire agreement among each Guarantor and the Beneficiaries pertaining to the subject matter contained herein.  This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and the Collateral Agent.  Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given.  No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

19.                               Successors and Assigns.  Subject to the terms of the Note Purchase Agreement, this Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Beneficiaries; provided, however, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without Beneficiaries’ prior written consent and any unconsented to assignment shall be absolutely void.  In the event of any assignment or other transfer of rights by the Beneficiaries, the rights and benefits herein conferred upon the Beneficiaries shall automatically extend to and be vested in such assignee or other transferee.

20.                               Choice of Law and Venue; Service of Process.  THIS GUARANTY AND THE OTHER NOTE DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER NOTE DOCUMENT (EXCEPT, AS TO ANY OTHER NOTE DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE

COLLATERAL AGENT, ANY HOLDER OF THE NOTES OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY OR IN ANY OTHER NOTE DOCUMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY HOLDER OF THE NOTES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER NOTE DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER NOTE DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 20.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.  NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

21.                               Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

22.                               Joint and Several Liability.  The liability of the Guarantors hereunder shall be joint and several.

23.                               Counterparts.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty.

24.                               Additional Guarantors.  Without limitation to the other requirements set forth in Section 8.12 of the Note Purchase Agreement, promptly (and in any event within forty-five (45) days or such longer period agreed to by the Required Holders) upon any Person becoming a Restricted Subsidiary (other than any Excluded Subsidiary), including any Subsidiary becoming a Restricted Subsidiary or ceasing to be an Excluded Subsidiary, the Parent shall cause such Subsidiary to duly execute and deliver an Amendment in the form of Exhibit A (or otherwise in form and substance reasonably satisfactory to the Required Holders) in order to become a Guarantor.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Guaranty as of the day and year first written above.

GLOBAL CASH ACCESS HOLDINGS, INC.

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

CENTRAL CREDIT, LLC

By:	/s/ Ram V. Chary
	Name:	Ram V. Chary
	Title:	Manager

GCA MTL, LLC

By:	/s/ Ram V. Chary
	Name:	Ram V. Chary
	Title:	Chief Executive Officer

MULTIMEDIA GAMES HOLDING COMPANY, INC.

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

[Signature page to Senior Secured Note Guaranty]

MULTIMEDIA GAMES, INC.

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

MGAM TECHNOLOGIES, LLC

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

[Signature page to Senior Secured Note Guaranty]

Accepted and Agreed:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: Deutsche Bank National Trust Company

By:	/s/ Linda Reale
	Name:	Linda Reale
	Title:	Vice President

By:	/s/ Wanda Camacho
	Name:	Wanda Camacho
	Title:	Vice President

[Signature page to Senior Secured Note Guaranty]

EXHIBIT A

FORM OF AMENDMENT TO GUARANTY

This Amendment to Guaranty (this “Amendment”), dated as of [               ], 20[     ], relates to that certain Guaranty dated as of April 15, 2015 (as it may have been amended, supplemented, modified or restated from time to time, the “Guaranty”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Global Cash Access Holdings, Inc., a Delaware corporation (the “Parent”),  and certain other Subsidiaries of Parent (collectively, the “Guarantors”) in favor of Deutsche Bank Trust Company Americas, acting in its capacity as Collateral Agent for the benefit of the Holders of the Notes (as defined in the Note Purchase Agreement referenced below) (in such capacity, together with any successor appointed pursuant to Section 21.7 of the Note Purchase Agreement referred to below, the “Collateral Agent”).

In compliance with Section 8.12 of that certain Note Purchase Agreement dated as of April 15, 2015 (as it may be amended, supplemented, modified or restated from time to time, the “Note Purchase Agreement”) among Global Cash Access, Inc., a Delaware corporation (the “Company”), the Parent, the Collateral Agent and the Purchasers party thereto, [               ] (the “Additional Guarantor”) hereby agrees as follows:

1.                                      Amendment.  The Guaranty is hereby amended to add as a party, and more specifically, as a Guarantor, thereunder, the Additional Guarantor.

2.                                      Representations and Warranties.  The Additional Guarantor represents and warrants to the Collateral Agent and the Holders of the Notes that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor as of the date hereof and is true and correct as to the Additional Guarantor as of the date hereof.

3.                                      Additional Guarantor as Guarantor.  The Additional Guarantor assumes all of the obligations and liabilities of a Guarantor under the Guaranty, agrees to be bound thereby as if the Additional Guarantor were an original party to the Guaranty and shall be a Guarantor for all purposes under the Note Documents.

4.                                      Effectiveness.  This Amendment shall become effective on the date hereof upon the execution hereof by the Additional Guarantor and the Collateral Agent and delivery hereof to the Collateral Agent.

5.                                      Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

EXHIBIT A-1

6.                                      Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

6.                                      Notices.  All communications and notices under this Amendment and the Guaranty shall be in writing and given as provided in Section 14 of the Guaranty.  All communications and notices under this Amendment and the Guaranty to the Additional Guarantor shall be given to it at the following address:

[insert address]

[	]

By:
Name:
Title:

Accepted and Agreed:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A-2